Exhibit 10.28
Certain identified information in this exhibit has been omitted and/or replaced with other terminology because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted or replaced has been identified by brackets. Exhibits and schedules have also been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be furnished on a supplemental basis to the Securities and Exchange Commission upon request.

AMENDMENT NO. 3 TO THE AMENDED AND RESTATED STRATEGIC PARTNERSHIP
AGREEMENT

This Amendment No. 3 to the Amended and Restated Strategic Partnership Agreement (the “Amendment”), by and between Aurora Innovation, Inc., a Delaware corporation having a place of business at 1654 Smallman Street, Pittsburgh, Pennsylvania 15222, and Aurora Operations, Inc., a Delaware corporation having a place of business at 1654 Smallman Street, Pittsburgh, Pennsylvania 15222 (collectively, “Aurora”), and AUMOVIO Germany GmbH a German corporation having a place of business at Guerickestrasse 7, 60488 Frankfurt, Germany, and AUMOVIO Autonomous Mobility Germany GmbH, a German corporation having a place of business at Ringlerstraße 17, 85057 Ingolstadt, Germany (collectively, “AUMOVIO”) amends the Amended and Restated Strategic Partnership Agreement executed by Aurora and Continental on September 27, 2023 (as amended by Amendment No. 1 dated April 30, 2024, and Amendment No. 2 dated August 16, 2024, the “Agreement”).

This Amendment is effective as of December 8, 2025 (the “Amendment Effective Date”). Each of Aurora and AUMOVIO a “Party” and collectively, the “Parties.” Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Agreement.
Whereas, Continental AG, together with its dependent companies, including Continental Automotive Technologies GmbH (“CAT”), have transformed CAT, together with its direct and indirect subsidiaries and participations including Continental Autonomous Mobility Germany GmbH (“CAM”), by way of a spin-off by absorption in accordance with the German Transformation Act into an independent group under a new company, AUMOVIO SE, effective as of September 17, 2025.

In consideration of the mutual promises made herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties intending to be legally bound agree as follows:
1.Amendment.

a.All references in the Agreement to “Continental AG” are hereby updated to read “AUMOVIO SE”. All references in the Agreement to the defined term “Continental”, as defined in the Agreement, are hereby updated to read “AUMOVIO” meaning the defined term as defined in this Amendment.

b.The definition of “Affiliate” is hereby deleted in its entirety and replaced with the following:

Exhibit 10.28
Affiliate of a Person means: (i) in the case of Aurora, [***]; and (ii) in the case of AUMOVIO, [***].

[***]

If after the Effective Date a Person ceases to satisfy this definition with respect to a Party, it will cease to be treated as an Affiliate under this Agreement and will not have any obligations or rights under this Agreement, except that such Person will continue to be treated as an Aurora Indemnified Party or AUMOVIO Indemnified Party, as applicable. If after the Effective Date a Person satisfies this definition with respect to a Party it will be treated as an Affiliate in all respects for as long as it satisfies this definition.

c.Section 19.2 is hereby deleted in its entirety and replaced with the following:

AUMOVIO Entity Structure. As of the Amendment Effective Date, AUMOVIO ensures to fulfill its contractual obligations within the AUMOVIO company’s legal structure. Upon request by Aurora, AUMOVIO shall provide transparency about how such efforts are allocated in the AUMOVIO legal structure. AUMOVIO represents and warrants that as of September 17, 2025, (a) AUMOVIO Autonomous Mobility Germany GmbH and AUMOVIO Autonomous Mobility US LLC are wholly-owned by AUMOVIO Germany GmbH and (b) AUMOVIO Germany GmbH is the top level operating unit within AUMOVIO SE that is directly or indirectly predominantly responsible for automotive technology.

d.Appendix C-10 of the Agreement is hereby modified to add the following Addendum 1, attached as Exhibit A to this Amendment and incorporated herein by reference.

e.A new Appendix AA is hereby added to the Agreement, which is attached as Exhibit B to this Amendment and incorporated herein by reference.

2.Miscellaneous.

a.Amendment; Waiver. Except as expressly provided in this Amendment, all of the terms and provisions of the Agreement are and shall remain in full force and effect and are hereby ratified and confirmed by the Parties. The terms of this Amendment may only be amended in a writing, signed by an authorized representative of each Party, that expressly references the terms of this Amendment to be amended. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. Except as otherwise set forth in this Amendment, no failure to exercise, or delay in exercising, any rights, remedy, power, or privilege arising from this Amendment shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.

b.This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitute one and the same agreement. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment. This Amendment shall inure to the benefit of and

Exhibit 10.28
be binding upon each of the parties and each of their respective permitted successors and assigns.

c.Section 22.1 (Governing Law; Venue) and Section 22.6 (Assignment) of the Agreement is hereby incorporated by reference into this Amendment, mutatis mutandis.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

AURORA INNOVATION, INC.              AURORA OPERATIONS, INC.

By: /s/ Dave Maday                    By: /s/ Dave Maday
Name: Dave Maday                    Name: Dave Maday
Title: SVP, CFO                    Title: SVP, CFO
Date: 12/9/2025                        Date: 12/9/2025
AUMOVIO GERMANY GMBH, FKA CONTINENTAL AUTOMOTIVE TECHNOLOGIES GMBH
By: /s/ Andreas Listl
Name: Andreas Listl
Title: Managing Director
Date: 12/10/2025
AUMOVIO AUTONOMOUS MOBILITY GERMANY, FKA CONTINENTAL AUTONOMOUS MOBILITY GERMANY GMBH
By: /s/ Juergen Diebold
Name: Juergen Diebold
Title: Authorized Signatory
Date: 12/9/2025
By: /s/ Nicole Werner                    By: /s/ Hueseyin Mete
Name: Nicole Werner                    Name: Hueseyin Mete
Title: Managing Director                Title: Managing Director
Date: 12/9/2025                        Date: 12/10/2025